PURCHASE AND SALE AGREEMENT

          This Purchase and Sale Agreement (this “Agreement”) is entered into by and between King Royalty Corporation, a Texas corporation whose address is 6142 Campbell Road, Dallas, Texas 75248 (“KRC”), and Sun Cal Energy (“Royalty Purchaser”) as of October 1, 2007 (the “Effective Date”).

RECITALS:

          WHEREAS, KRC is in active negotiation to acquire royalty interests and overriding royalty interest in Alabama, Louisiana, Mississippi, Oklahoma and Texas (the “Acquisition Properties”), and a percentage of the Acquisition Properties are the properties being sold to Royalty Purchaser pursuant to this Agreement; and

          WHEREAS, KRC is selling the Interests (as defined below) pursuant to that certain Confidential Private Placement Memorandum, dated June 27, 2007, offered by KRC in the amount of $5,500,000 (the “Confidential Private Placement Memorandum”); and

          WHEREAS, upon acquisition of Acquisition Properties by KRC, KRC desires to sell, assign and convey to Royalty Purchaser, and Royalty Purchaser desires to purchase from KRC, an undivided 5% interest in and to the Interests (as defined below) for the consideration described in Section 2 below, subject to the remaining terms and provisions contained herein, to the extent and in the manner hereinafter set forth.

          NOW, THEREFORE, in consideration of the premises, the mutual benefits to be derived here from by the parties hereto and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby understand, acknowledge and agree as follows:

          1.      Definition of Interests. Subject to any revisionary interests listed herein, the term “Interests” shall all of KRC’s interest in all of the overriding royalty and/or royalty interests related to the interests to be acquired by KRC pursuant to the instruments and documents as described in the King Document Exhibit covering lands located in Alabama, Louisiana, Mississippi, Oklahoma and Texas (the “Documents”), but to the extent, and only to the extent the interest is a non-expense bearing interest in the nature of a royalty or overriding royalty. All other interests related to the Documents including, without limitation, fee simple interests in mineral estates, reversionary interests and working interests, if any, are reserved in favor of KRC.

          2.      Purchase Price; Trust Account; Acquisition of Properties.

          a.      As consideration for the undivided 5% interest in and to the Interests being sold hereunder by KRC to Royalty Purchaser, Royalty Purchaser shall deliver to KRC, the sum of $275,000 ($100,000 per each whole Interest purchased) (the “Purchase Price”). The payment of the Purchase Price shall be made in readily available funds. The term “Payment Price Payment” as used in this Agreement shall mean the payment of the Purchase Price in accordance with this Section 2a.

          b.      The funds sent by Royalty Purchaser shall be held in a trust account in the name of KRC. Royalty Purchaser acknowledges and agrees that KRC may use all or a portion of the Purchase Price Payment to acquire the Acquisition Properties.

          c.      In the event that KRC does not acquire all of the Acquisition Properties by October 1, 2007, KRC shall notify Royalty Purchaser (a “Non-Acquisition Notice”), and Royalty Purchaser shall have the option to (a) be refunded the Purchase Price Payment within fifteen days after Royalty Purchaser notifies KRC of its option to be refunded, or (b) use the full amount of the Purchase Price to participate in other offerings of royalty and overriding royalty interests by KRC as agreed upon by KRC and Royalty Purchaser in writing. In the event that Royalty Purchaser has not made an election within thirty (30) days after receiving a Non-Acquisition Notice, KRC shall return Royalty Purchaser’s payment of the Purchase Price within a reasonable period of time.

          3.      Assignment by KRC.

          a.      KRC shall, within a reasonable period of time following the conclusion of the offering of certain undivided interest in and to the Interests, execute assignments to convey the Interests to Royalty Purchaser to be recorded of record in each county where the Acquisition Properties are located (the “Assignments”) if the following conditions precedent are met:

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          i.      KRC acquires all of the Acquisition Properties;

          ii.      Royalty Purchaser returns its signature page to this Agreement;

          iii.      Royalty Purchaser compiles with all other conditions given by KRC to Royalty Purchaser pursuant to that certain Confidential Private Placement Memorandum dated June 27, 2007 which serves as the offering document for the sale of the Interests;

          iv.      the Purchase Price Payment is made in accordance with this Agreement;

          v.      Royalty Purchaser does not elect to terminate this Agreement in accordance with Section 5;

          vi.      all properly made title defect objections made by Royalty Purchase in accordance with Section 5 have been either satisfied by KRC or waived in writing by Royalty Purchaser;

          vii.      all representations and warranties made by Royalty Purchaser in this Agreement are true and accurate; and

          viii.      all covenants, agreements and conditions necessary to be performed and compiled by Royalty Purchaser pursuant to the reasonable request of KRC shall have been performed and complied with by Royalty Purchaser.

          b.      Upon return of Royalty Purchaser’s signature page to the Assignments and all other conditions precedent have been satisfied, KRC shall cause each Assignment to be filed for record in each of the counties in which the Interests are located. The parties hereto agree that at such time as all the Assignments have been filed for record, delivery of the Assignments to Royalty Purchaser shall be deemed for all purposes to have occurred.

          4.      Right of First Refusal. Notwithstanding anything to the contrary in this Agreement, if Royalty Purchaser receives a bona fide offer for the purchase of all or part of the Interests, the Royalty Purchaser shall either refuse such offer or give KRC written notice setting out full details of such offer, which notice, among other things, shall specify the name of the offeror, the percentage of interest in the Interests covered by the offer, the terms of payment, whether for cash or credit and, if on credit, the time and interest rate, as well as any and all other considerations being received or paid in connection with such proposed transaction, as well as any and all other terms, conditions and details of such offer. A true and correct copy of the contract or agreement by which the sale will be affected shall accompany such notice. Upon receipt of notice of any such offer, KRC shall have the exclusive right and option, exercisable at any time during a period of thirty (30) days from the date of said notice, to purchase the interest in the Interests covered by the offer in question at the same price and on the same terms and conditions of the offer as set out in such notice. If KRC decides to exercise such option, they shall give written notification to Royalty Purchaser desiring to sell and said sale and purchase shall be closed within thirty (30) days after the 30-day option period. If KRC does not elect to exercise such option, Royalty Purchaser shall be notified in writing and shall be free to sell the interest in the Interests covered by the offer, subject to the above and foregoing sections of this Section 4. Notwithstanding the foregoing provisions of this Section 4, the Royalty Purchaser may transfer or assign all or part of his Interests, with or without considerations, to his spouse, children, grandchildren, or to trusts or custodianships for their benefit without complying with this Section 4, but such Interests in the hands of such transferee or assignee shall remain subject to the provisions and restrictions of this Section 4.

          5.      No Representations or Warranties. KRC makes no representations or warranties of any kind, nature and/or character, either statutory, express or implied, with respect to the status of title to the undivided interest in and to the Interests being sold hereunder. Royalty Purchaser shall, within thirty (30) days after making the Purchase Price Payment, furnish to KRC, in writing, any valid objections Royalty Purchaser may have to KRC’s title to the Interests and any attorney’s opinion of title with respect to the undivided interest in and to the Interests being purchased by Royalty Purchaser. The failure, for any reason, of Royalty Purchaser or its attorney(s) to notify KRC of any valid title objection(s) with the specific timeframe shall be deemed to be a waiver by Royalty Purchaser of all title objection(s) and shall constitute an acceptance by Royalty Purchaser of KRC’s title to the undivided interest in and to the Interests being sold. In the event Royalty Purchaser or its attorney(s) advise(s) KRC, in writing, in a timely manner, of any valid title objection(s), then Royalty Purchaser, at Royalty Purchaser’s sole cost and expense, shall have thirty (30) days to cure the same. If Royalty Purchaser shall fail to cure or satisfy any such valid title objection(s) with the specific timeframe, then Royalty Purchaser may, at his option, (a) terminate this Agreement (and in such event the respective obligations of the parties hereto shall cease and be of no force or effect), and KRC shall return the Purchase Price Payment to Royalty Purchaser or (b) waive such title objection(s).

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          6.      PURCHASE AS IS. KRC HAS NOT MADE, AND KRC HEREBY EXPRESSLY DISCLAIMS AND NEGATES, AND ROYALTY PURCHASER HEREBY EXPRESSLY WAIVES, ANY REPRESENTATION OR WARRANTY, EXPRESS, IMPLIED, AT COMMON LAW, BY STATUTE OR OTHERWISE RELATING TO (A) THE ACCURACY, COMPLETENESS OR MATERIALITY OF ANY INFORMATION, DATA OR OTHER MATERIALS (WRITTEN OR ORAL) NOW, HERETOFORE OR HEREAFTER FURNISHED TO ROYALTY PURCHASER BY OR ON BEHALF OF KRC, EXCEPT THAT THE PRODUCTION DATA SUPPLIED WAS ACQUIRED IN GOOD FAITH FROM RELAIBLE DATA SOURCES, (B) THE ACCURACY OF ANY DATA OR RECORDS CONCERNING THE QUALITY OR QUANTITY OF OIL, GAS OR OTHER HYDROCARBON RESERVES, IF ANY, ATTRIBUTABLE TO THE INTERESTS, (C) THE ENVIRONMENTAL CONDITION OF THE INTERESTS, (D) ANY STATUTORY, EXPRESS OR IMPLIED WARRANTY OF MERCHANTABILITY, (E) ANY STATUTORY, EXPRESS OR IMPLIED WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE, (F) ANY STATUTORY, EXPRESS OR IMPLIED WARRANTY OF CONFORMITY TO MODELS OR SAMPLES OF MATERIALS, AND (G) ANY AND ALL STATUTORY, EXPRESS OR IMPLIED WARRANTIES EXISTING UNDER APPLICABLE LAW. IT IS THE EXPRESS INTENTION OF BOTH KRC AND ROYALTY PURCHASER THAT THE UNDIVIDED INTEREST IN AND TO THE INTERESTS BEING SOLD HEREUNDER, IS HEREBY SOLD TO ROYALTY PURCHASER IN ITS PRESENT CONDITION AND STATE OF REPAIR “AS IS” AND “WHERE IS” AND “WITH ALL FAULTS,” THAT WITH RESPECT TO SUCH MATTERS ROYALTY PURCHASER IS RELYING SOLELY UPON ITS OWN INVESTIGATION AND THAT AT CLOSING ROYALTY PURCHASER WILL HAVE MADE OR CAUSED TO BE MADE SUCH INSPECTIONS AS ROYALTY PURCHASER DEEMS NECESSARY, ADVISABLE OR APPROPRIATE. KRC AND ROYALTY PURCHASER AGREE THAT THIS PROVISION HAS BEEN NEGOTIATED AT ARM’S-LENGTH AND THAT THE PURCHASE PRICE REFLECTS THE INCLUSION OF THIS PROVISION. KRC AND ROYALTY PURCHASER AGREE THAT, TO THE EXTENT REQUIRED BY APPLICABLE LAW TO BE EFFECTIVE, THE DISCLAIMERS OF CERTAIN WARRANTIES CONTAINED HEREIN ARE “CONSPICUOUS” DISCLAIMERS FOR THE PURPOSE OF ANY APPLICABLE LAW, RULE OR ORDER.

          7.      Royalty Purchaser Recognizes Risks. It is understood by the Royalty Purchaser that the Interests offered by KRC to Royalty Purchaser hereunder have not been registered with or reviewed by any state or federal securities or any other regulatory agency. Furthermore, participation in this program involves significant financial risk and is highly speculative. Moreover, the pricing of oil, gas and other hydrocarbons is subject to federal regulation and fluctuation of the world market. By Royalty Purchaser’s execution of this Agreement, and as a material inducement to KRC making the offer herein, Royalty Purchaser understands and/or warrants and/or represents to KRC that:

          a.      Royalty Purchaser has experience and knowledge of finance, securities and investments generally so that Royalty Purchaser is familiar with and understands the terms, risks and merits of participation;

          b.      Royalty Purchaser has been advised to and has counseled with all financial, legal and geological advisers that Royalty Purchaser has deemed requisite, necessary, advisable and appropriate to evaluate the Interests;

          c.      Royalty Purchaser has received, reviewed and understands all of the information with respect to the Interest offered herein that Royalty Purchaser received and/or requested;

          d.      The information contained herein has been obtained from sources deemed reliable, but that no representation or warranty has been made as to its accuracy or completeness;

          e.      Except as otherwise stated herein, Royalty Purchaser is entitled to receive from KRC any other information regarding the Interest offered herein if the same is reasonably available without undue expense to Royalty Purchaser;

          f.      Royalty Purchaser is participating herein for investment purposes only and not for the purpose of resale, distribution or redistribution;

          g     . Royalty Purchaser had an opportunity to ask questions of and has received satisfactory answers from KRC regarding the Interest offered herein;

          h.      The Interest offered herein is the type of investment that Royalty Purchaser wishes to hold for investment purposes only and that the nature and amount of the investment is consistent with Royalty Purchaser’s investment goals and objectives;

          i.      Royalty Purchaser will not take any action that would bring the Interests offered herein within the registration requirements of federal or state securities laws, and Royalty Purchaser agrees to indemnify and hold KRC and its officers, directors, shareholders, employees, agents, successors and assigns harmless from and against all losses,

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costs, damages, liabilities and expenses, of any and every kind, nature and/or character, arising out of and/or in any way pertaining or relating to violation of applicable federal or state securities laws or any misrepresentation or breach of any representation or warranty;

          j.      Royalty Purchaser was not solicited by any form of general solicitation or general advertising, including, but not limited to, the following:

          i.      any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, and

          ii.      any seminar or meeting whose attendees have been invited by any general solicitation or general advertising;

          k.      The tax aspects which may be expected from the Interests offered herein are not susceptible to prediction, and new developments in rulings of the Internal Revenue Service, audit adjustments, court decisions or legislative changes may have an adverse effect on one or more of the tax consequences;

          l.      Royalty Purchaser will take no actions to file partnership tax returns with other Royalty Purchasers nor to hold out the existence of a partnership with respect to Interests nor conduct business under a common name with respect to the Interests;

          m.      It has never been represented, guaranteed or warranted to Royalty Purchaser by any person connected with KRC, expressly or by implication, any of the following:

          i.      the approximate or exact length of time required to remain as owner of the Interests offered herein,

          ii     . the percentage of profit and/or amount or type of consideration, profit or loss, including tax write-off, and/or tax benefits to be realized, if any, as a result of this investment, and

          iii.      that the past performance or experience on the part of KRC, or any affiliate of KRC, in any way indicates the predictable results of the ownership of the Interests offered herein;

          n.      The obligations and representations of the parties hereto are set forth only in this Agreement. There are no other agreements regarding co-ownership or management of Interests;

          o.      Any financial projections provided by KRC are for illustration purposes only, and no assurance has been given by KRC to Royalty Purchaser that actual results will correspond with the results described therein;

          p.      Royalty Purchaser is relying solely upon this Agreement, and upon such independent investigations as either Royalty Purchaser or Royalty Purchaser’s representatives made to decide to purchase the Interest offered herein;

          q.      The offering of the Interests offered herein was made only through direct, personal contact between the undersigned and a representative of KRC and/or its authorized selling agents;

          r.      Royalty Purchaser received and read a copy of the Confidential Private Placement Memorandum;

          s.      Royalty Purchaser has completed a Suitability Questionnaire and understands that KRC will rely on the accuracy and completeness of the information set forth therein in determining whether to accept this offer and in complying with its obligations under applicable state and federal securities statutes and regulations;

          t.      Royalty Purchaser understands that the Confidential Private Placement Memorandum was prepared by KRC only for the use of persons who are “Accredited Investors”, and the Royalty Purchaser agrees not to reproduce, copy or otherwise distribute or make the Confidential Private Placement Memorandum or information contained therein available to any other person (other than my purchaser representative and legal and tax advisors), and, in the event Royalty Purchaser does not participate, Royalty Purchaser agrees to return the Confidential Private Placement Memorandum and all other written information to KRC;

          u.      Royalty Purchaser has all requisite legal authority to enter into this Agreement and to perform all of the obligations required to be performed by Royalty Purchaser;

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          v.      Royalty Purchaser is the sole party in interest and is not acquiring the Interests offered herein as an agent or otherwise for any other person, is a legal resident of the state which is set forth on the signature page to this Agreement and, if Royalty Purchaser is a corporation, partnership, trust or other from of business organization, has its principal office within such state and was not formed for the specific purpose of purchasing the Interests offered herein; and

          w.      Royalty Purchaser has relied solely on the information contained in the Confidential Private Placement Memorandum and the attachments thereto and the answers to questions with respect thereto furnished to Royalty Purchaser by KRC and further, Royalty Purchaser warrants that no representations or warranties have been made to Royalty Purchaser by KRC or its agents as to the tax consequences of this investment, or as to any profits, losses or cash flow which may be received or sustained as a result of this investment, other than those contained in the Confidential Private Placement Memorandum, and that Royalty Purchaser’s decision to invest in the properties has been based solely upon the information found within the Confidential Private Placement Memorandum and no other oral statements made by KRC, its agents or employees.

          8.      Survival. All representations and warranties contained in this Agreement shall survive: (a) the acceptance of the Agreement by KRC and Royalty Purchaser; (b) changes in the transactions, documents and instruments described in the Confidential Private Placement Memorandum which are not material or which are to the benefit of Royalty Purchaser; and (c) the death or disability of Royalty Purchaser. The Royalty Purchaser acknowledges the meaning and legal consequences of the representations and warranties in Section 7 hereof and that KRC and/or its agents have relied upon such representations and warranties in determining Royalty Purchaser’s qualification and suitability to purchase the interest offered herein. Royalty Purchaser hereby agrees to indemnify, defend and hold harmless KRC, its officers, directors, employees, agents and controlling persons, from any and all losses, claims, damages, liabilities, expenses (including attorneys’ fees and disbursements), judgments or amounts paid in settlement of actions arising out of or resulting from the untruth of any representation herein or the breach of any representation or warranty herein. Notwithstanding the foregoing, however, no representation or warranty made herein by Royalty Purchaser shall in any manner be deemed to constitute a waiver of any rights granted to Royalty Purchaser under the federal securities acts or state securities acts. The obligations of KRC to sell the interest offered herein to Royalty Purchaser is subject to the condition that the representations and warranties of Royalty Purchaser contained in Section 7 hereof shall be true and correct on and as of the acceptance of this Agreement in all respects with the same effect as though such representations and warranties have been made on and as of that date.

          9.      Not a Partnership. The liabilities of the parties hereto shall be several and not joint or collective, and each party shall be responsible only for its proportionate share of the costs and liabilities incurred. IT IS NOT THE PURPOSE OR INTENTION OF THE PARTIES HERETO TO CREATE ANY PARTNERSHIP, JOINT VENTURE, MINING PARTNERSHIP, ASSOCIATION OR ANY RELATIONSHIP AMONG THE PARTIES, WHETHER LEGAL OR QUASI-LEGAL, FOR PURPOSES OF STATE LAW AND FEDERAL TAX LAW, INCLUDING ANY RELATIONSHIP WHEREBY ONE PARTY IS HELD LIABLE FOR THE ACTS OR OMISSIONS OF THE OTHER PARTY, AND THIS AGREEMENT SHALL NOT BE CONSTRUED OR CONSIDERED AS CREATING ANY SUCH RELATIONSHIP, IT BEING UNDERSTOOD AND AGREED UPON BY AND BETWEEN THE PARTIES HERETO THAT THEIR RELATIONSHIP SHALL BE THAT OF TENANTS-IN-COMMON. NO PARTY HERETO SHALL TAKE ANY ACTION INCONSISTENT WITH SUCH TREATMENT.

          10.      Power of Attorney Royalty Purchaser hereby makes, constitutes and appoints KRC, its successors and assigns, with full powers of substitution and re-substitution, as his or its true and lawful agent and attorney-in-fact, authorized on Royalty Purchaser’s behalf and in Royalty Purchaser’s name, place and stead, to execute, acknowledge, swear to and/or file with any person or jurisdiction all instruments necessary to conduct the activities described in the Confidential Private Placement Memorandum, including, but not limited to, the right, but not the obligation, to receive all proceeds from the sales of oil, gas and/or hydrocarbons from and/or revenues from and/or attributable to the Interests (other than such payments made to Royalty Purchaser pursuant to Section 18 of this Agreement) and to pay all expenses attributable to the Interests of Royalty Purchaser, to remit the difference between such revenues and expenses, if any, to Royalty Purchaser and to execute instruments, agreements, and documents on behalf of the Royalty Purchaser, including without limitation, division orders. This Power of Attorney may be exercised by KRC for Royalty Purchaser by executing such instrument with a single signature, or in such other manner, including by facsimile signature, as KRC may deem appropriate. This Power of Attorney will be binding on any assignee of Royalty Purchaser. Notwithstanding the powers granted to KRC by the foregoing power of attorney, Royalty Purchaser agrees to execute on Royalty Purchaser’s own behalf any appropriate instrument which KRC is authorized to execute for Royalty Purchaser if requested or required to do so.

          11.      No Amendment. This Agreement may not be amended except in writing signed by the parties hereto.

          12.      Binding Agreement. The terms and provisions of this Agreement shall extend to, be binding upon and shall inure to the benefit of the parties hereto, their respective heirs or successors and assigns. Royalty Purchaser shall not transfer or

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assign, in whole or part, Royalty Purchaser’s interest in this Agreement or the Interests until after the Purchase Price has been paid to KRC and the Assignments have been properly executed and recorded.

          13.      Interpretation. If any provision of this Agreement shall be held illegal or invalid, this Agreement shall be construed and enforced as if such illegal or invalid provision had not been contained herein.

          14     . Notice. Any notice required or permitted to be given hereunder shall be deemed to have been properly given (a) three days after deposited in the United States Mail, with first-class postage affixed, (b) immediately upon receipt of a facsimile, provided that a hard copy is thereafter received by regular mail, by Federal Express or by Express Mail, (c) immediately upon receipt via Federal Express or by Express Mail, or (d) immediately upon receipt of Certified or Registered United States Mail, Return Receipt Requested, all of which shall be addressed to the party to whom notice is intended at the following address of each party:

KRC:

King Royalty Corporation
6142 Campbell Road
Dallas, Texas 75248
Telephone: (214) 420.3000
Fax: (214) 420-3002

Attn: James R. Young

ROYALTY PURCHASER:

Name:       Sun Cal Energy

Address:        205 5th Avenue SW, Suite 700

City/State:            Calgary, Alberta

Telephone:           (403) 538-4742

Telefax:                 (403) 264-1262

Attn:                     George Drazenovic

or at such other address as may from time to time be designated by KRC or Royalty Purchaser in writing.

          15.      Entire Agreement. The provisions hereof constitute the complete Agreement of the parties hereto with respect to the subject matter hereof and this Agreement supersedes all previous agreements, whether written or oral, with respect thereto.

          16.      Venue. This Agreement is made and entered into in Dallas, Texas, is performable in Dallas County, Texas, and is governed by the laws of the State of Texas. The exclusive venue of any action arising hereunder is in Dallas County, Texas.

          17.      Arbitration. WITH RESPECT TO THE ARBITRATION OF ANY DISPUTE, THE UNDERSIGNED HEREBY ACKNOWLEDGES THAT:

          a.      ARBITRATION IS FINAL AND BINDING ON THE PARTIES;

          b.      THE PARTIES ARE WAIVING THEIR RIGHT TO SEEK REMEDIES IN COURT, INCLUDING THEIR RIGHT TO JURY TRIAL;

          c.      PRE-ARBITRATION DISCOVERY IS GENERALLY MORE LIMITED AND DIFFERENT FROM COURT PROCEEDINGS;

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          d.      THE ARBITRATOR’S AWARD IS NOT REQUIRED TO INCLUDE FACTUAL FINDINGS OR LEGAL REASONING AND ANY PARTY’S RIGHT TO APPEAL OR TO SEEK MODIFICATION OF RULINGS BY THE ARBITRATORS IS STRICTLY LIMITED; AND

          e.      THE PANEL OF ARBITRATORS WILL TYPICALLY INCLUDE A MINORITY OF ARBITRATORS WHO WERE OR ARE AFFILIATED WITH THE SECURITIES INDUSTRY.

NO PERSON SHALL BRING A PUTATIVE OR CERTIFIED CLASS ACTION TO ARBITRATION, NOR SEEK TO ENFORCE ANY PRE-DISPUTE ARBITRATION AGREEMENT AGAINST ANY PERSON WHO HAS INITIATED IN COURT A PUTATIVE CLASS ACTION; OR WHO IS A MEMBER OF A PUTATIVE CLASS WHO HAS NOT OPTED OUT OF THE CLASS WITH RESPECT TO ANY CLAIMS ENCOMPASSED BY THE PUTATIVE CLASS ACTION UNTIL: (a) THE CLASS CERTIFICATION IS DENIED; OR (b) THE CLASS IS DECERTIFIED; OR (c) THE CUSTOMER IS EXCLUDED FROM THE CLASS BY THE COURT. SUCH FORBEARANCE TO ENFORCE AN AGREEMENT TO ARBITRATE SHALL NOT CONSTITUTE A WAIVER OF ANY RIGHTS UNDER THIS AGREEMENT EXCEPT TO THE EXTENT STATED HEREIN. IN THE EVENT THAT A DISPUTE ARISES BETWEEN ROYALTY PURCHASER AND KRC OR ANY OF ITS LEGAL REPRESENTATIVES, ATTORNEYS, ACCOUNTANTS, AGENTS, EMPLOYEES OR SECURITIES BROKER-DEALER EMPLOYED BY KRC AS A SELLING AGENT, SAID DISPUTE ARISING OUT OF, IN CONNECTION WITH OR AS A RESULT OF THE SUBSCRIPTION HEREBY MADE, ROYALTY PURCHASER HEREBY EXPRESSLY AGREES THAT SAID DISPUTE SHALL BE RESOLVED THROUGH ARBITRATION RATHER THAN LITIGATION. ROYALTY PURCHASER HEREBY AGREES TO SUBMIT THE DISPUTE FOR RESOLUTION TO THE AMERICAN ARBITRATION ASSOCIATION, IN DALLAS, TEXAS, WITHIN FIVE (5) DAYS AFTER RECEIVING A WRITTEN REQUEST TO DO SO FROM ANY OF THE AFORESAID PARTIES. IF ROYALTY PURCHASER FAILS TO SUBMIT THE DISPUTE TO ARBITRATION AS REQUESTED, THEN THE REQUESTING PARTY MAY COMMENCE AN ARBITRATION PROCEEDING. THE FEDERAL ARBITRATION ACT SHALL GOVERN THE PROCEEDING AND ALL ISSUES RAISED BY THIS AGREEMENT TO ARBITRATE.

          18.      Unleased Mineral Interests. It is recognized and understood by the parties hereto that a portion of the Interests may be comprised, now or in the future, of unleased mineral interests, which unleased mineral interests are hereinafter sometimes referred to individually as an “unleased mineral interest” and collectively as the “unleased mineral interests.” From and after the Effective Date, in the event KRC is approached by any third party to lease any unleased mineral interest owned by KRC and KRC thereafter negotiates for, executes and delivers a lease covering such unleased mineral interest to a third party, then KRC shall have the right, but not the obligation, to notify Royalty Purchaser of the existence of such lease, the terms under which such lease was granted and may provide a copy of such lease to Royalty Purchaser. Thereafter, Royalty Purchaser shall have the right, but not the obligation, to enter into a lease with said third party or any other third party covering Royalty Purchaser’s unleased mineral interest under such terms as Royalty Purchaser and said third party may mutually agree. All bonus consideration, if any, paid by virtue of Royalty Purchaser’s execution of any future lease to a third party covering any of Royalty Purchaser’s unleased mineral interests shall be paid directly to Royalty Purchaser. Furthermore, Royalty Purchaser agrees that any lease covering any unleased mineral interest hereafter executed by Royalty Purchaser in favor of any third party shall be subject to the terms and provisions of the Assignments under which Royalty Purchaser acquired its undivided interest in the Interests thereunder.

[Rest of Page Left Intentionally Blank; Signature Pages to Follow]

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          I WAIVE MY RIGHTS UNDER THE DECEPTIVE TRADE PRACTICES-CONSUMER PROTECTION ACT, SECTION 17.41 ET SEQ., BUSINESS & COMMERCE CODE, A LAW THAT GIVES CONSUMERS SPECIAL RIGHTS AND PROTECTIONS. AFTER CONSULTATION WITH AN ATTORNEY OF MY OWN SELECTION, I VOLUNTARILY CONSENT TO THIS WAIVER.

          IN WITNESS WHEREOF, this Agreement is executed by the parties hereto on the respective dates set beneath their names below, but shall be effective as of the Effective Date.

King Royalty Corporation:

By:   __________________________________________
         James R. Young, President

Date: _________________________________________

Royalty Purchaser:

       Sun Cal Energy
Name:

By:    G. Drazenovic

Print/Type Name, Title:      George Drazenovic, CFO

Date:      July 30, 2007

Tax I.D. # or S.S. # ______________________________

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KING DOCUMENT EXHIBIT

Assignment of Royalty Interest by Essex Royalty Joint Venture and Essex Royalty Joint Venture II in favor of King Royalty Corporation, dated ________, 2007 but effective as of July 1, 2007 and recorded in Book ____, Volume ____, Page _____and assigned Document Number ______________ in the Records of Covington County, Alabama

Assignment of Royalty Interest by Essex Royalty Joint Venture and Essex Royalty Joint Venture II in favor of King Royalty Corporation, dated ________, 2007 but effective as of July 1, 2007 and recorded in Book ____, Volume ____, Page _____and assigned Document Number ______________ in the Records of Escambia County, Alabama

Assignment of Royalty Interest by Essex Royalty Joint Venture and Essex Royalty Joint Venture II in favor of King Royalty Corporation, dated ________, 2007 but effective as of July 1, 2007 and recorded in Book ____, Volume ____, Page _____and assigned Document Number ______________ in the Records of Monroe County, Alabama

Assignment of Royalty Interest by Essex Royalty Joint Venture and Essex Royalty Joint Venture II in favor of King Royalty Corporation, dated ________, 2007 but effective as of July 1, 2007 and recorded in Book ____, Volume ____, Page _____ and assigned Document Number ______________ in the Records of Acadia Parish, Louisiana

Assignment of Royalty Interest by Essex Royalty Joint Venture and Essex Royalty Joint Venture II in favor of King Royalty Corporation, dated ________, 2007 but effective as of July 1, 2007 and recorded in Book ____, Volume ____, Page _____ and assigned Document Number ______________ in the Records of Cameron Parish, Louisiana

Assignment of Royalty Interest by Essex Royalty Joint Venture and Essex Royalty Joint Venture II in favor of King Royalty Corporation, dated ________, 2007 but effective as of July 1, 2007 and recorded in Book ____, Volume ____, Page _____ and assigned Document Number ______________ in the Records of Jefferson Davis Parish, Louisiana

Assignment of Royalty Interest by Essex Royalty Joint Venture and Essex Royalty Joint Venture II in favor of King Royalty Corporation, dated ________, 2007 but effective as of July 1, 2007 and recorded in Book ____, Volume ____, Page _____ and assigned Document Number ______________ in the Records of Lafayette Parish, Louisiana

Assignment of Royalty Interest by Essex Royalty Joint Venture and Essex Royalty Joint Venture II in favor of King Royalty Corporation, dated ________, 2007 but effective as of July 1, 2007 and recorded in Book ____, Volume ____, Page _____ and assigned Document Number ______________ in the Records of Terrebonne Parish, Louisiana

Assignment of Royalty Interest by Essex Royalty Joint Venture and Essex Royalty Joint Venture II in favor of King Royalty Corporation, dated ________, 2007 but effective as of July 1, 2007 and recorded in Book ____, Volume ____, Page _____and assigned Document Number ______________ in the Records of Vermillion Parish, Louisiana

Assignment of Royalty Interest by Essex Royalty Joint Venture and Essex Royalty Joint Venture II in favor of King Royalty Corporation, dated ________, 2007 but effective as of July 1, 2007 and recorded in Book ____, Volume ____, Page _____ and assigned Document Number ______________ in the Records of Smith County, Mississippi

Assignment of Royalty Interest by Essex Royalty Joint Venture and Essex Royalty Joint Venture II in favor of King Royalty Corporation, dated ________, 2007 but effective as of July 1, 2007 and recorded in Book ____, Volume ____, Page _____ and assigned Document Number ______________ in the Records of Wayne County, Louisiana

Assignment of Royalty Interest by Essex Royalty Joint Venture and Essex Royalty Joint Venture II in favor of King Royalty Corporation, dated ________, 2007 but effective as of July 1, 2007 and recorded in Book ____, Volume ____, Page _____ and assigned Document Number ______________ in the Records of Howard County, Texas

Assignment of Royalty Interest by Thomas A. & Joni A. Moore in favor of King Royalty Corporation, dated ________, 2007 but effective as of July 1, 2007 and recorded in Book ____, Volume ____, Page _____ and assigned Document Number ______________ in the Records of Logan County, Oklahoma

Assignment of Royalty Interest by Thomas A. & Joni A. Moore in favor of King Royalty Corporation, dated ________, 2007 but effective as of July 1, 2007 and recorded in Book ____, Volume ____, Page _____ and assigned Document Number ______________ in the Records of McClain County, Oklahoma

Assignment of Royalty Interest by Northridge Energy Company in favor of King Royalty Corporation, dated ________, 2007 but effective as of July 1, 2007 and recorded in Book ____, Volume ____, Page _____ and assigned Document Number ______________ in the Records of Logan County, Oklahoma

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Assignment of Overriding Royalty Interest by T. Larry Smith in favor of King Royalty Corporation, dated as of May 1, 2007 but effective as of May 1, 2007 and recorded as Document Number ________________ in the records of Colorado County, Texas

Assignment of Overriding Royalty Interest by T. Larry Smith in favor of King Royalty Corporation, dated as of May 1, 2007 but effective as of May 1, 2007 and recorded as Document Number ________________ in the records of Harris County, Texas

Assignment of Overriding Royalty Interest by T. Larry Smith in favor of King Royalty Corporation, dated as of May 1, 2007 but effective as of May 1, 2007 and recorded as Document Number ________________ in the records of Lavaca County, Texas

Assignment of Overriding Royalty Interest by T. Larry Smith in favor of King Royalty Corporation, dated as of May 1, 2007 but effective as of May 1, 2007 and recorded as Document Number ________________ in the records of Matagorda County, Texas

Assignment of Overriding Royalty Interest by T. Larry Smith in favor of King Royalty Corporation, dated as of May 1, 2007 but effective as of May 1, 2007 and recorded as Document Number ________________ in the records of Calcasieu Parish, Louisiana

Assignment and Conveyance of Royalty Interest by T. Larry Smith in favor of King Royalty Corporation, dated as of May 1, 2007 and recorded as Document Number ________________ in the records of St. Mary Parish, Louisiana

Assignment of Royalty Interest and Overriding Royalty Interests by Sandhill Operating Company in favor of King Royalty Corporation, dated _____________, 2007 but effective as of April 1, 2007 and recorded as Document Number ________________in the records of Matagorda County, Texas

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